Inventories - Net of Allowance for Obsolete Inventories and Supplies (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2012 Successor	Dec. 31, 2011 Successor
Raw materials	$ 239	$ 221	$ 221	$ 124
Work-in-process	87	99	99	9
Finished goods	406	477	477	130
Materials and supplies, net	118	117	117	48
Total	$ 850	$ 914	$ 914	$ 311